EXHIBIT 10.37(c)
                                FIRST AMENDMENT
                                       TO
                         HYDROCARBON EXCHANGE AGREEMENT

        Reference for all purposes in hereby made to that certain Hydrocarbon Exchange Agreement (the "Exchange Agreement"), Dated September 25, 1992, by and between ENRON OIL & GAS COMPANY, a Delaware corporation ("EOG") to CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, whose address in 1400 Smith Street, P.O. Box 1188, Houston, Texas 77251-1188 ("Cactus"), pertaining to certain Hydrocarbons, which Exchange Agreement is recorded as set forth on Exhibit C hereto under the caption "Hydrocarbon Exchange Agreement."

        WHEREAS, EOG and Cactus desire to amend the Exchange Agreement as hereinafter set forth as of April 1, 1993 (the "Effective Date") to release certain oil and gas leases, wells and related interests as sources of supply from the Exchange Agreement and to add certain additional oil and gas leases and related interests as sources of supply and to make other changes as provided herein:

        NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars and no/100ths ($10.00) and other good and valuable consideration, cash in hand paid to EOG by Cactus, EOG and Cactus do hereby amend the Exchange Agreement as follows:

        1. Capitalized terms as used herein shall have the meanings given to them in the Exchange Agreement unless otherwise defined herein.

        2. Exhibit A to the Exchange Agreement is hereby amended by deleting those oil and gas leases and related interests set forth on Exhibit A-1 hereto and those wells set forth on Exhibit A-2 hereto and adding those oil and gas leases and related interests set forth on Exhibit B hereto.

        3. Except as expressly amended hereby, the Exchange Agreement shall remain in full force and effect as heretofore entered into and amended. EOG and Cactus ratify and confirm the Exchange Agreement as hereby amended.

        EXECUTED in multiple originals this 21st day of May, 1993, but effective as of the Effective Date.

                                            EOG:

WITNESSES:                                  ENRON OIL & GAS COMPANY

                                            By:  /s/ D. WEAVER
                                            Name:    D. Weaver
                                            Title:   Agent and Attorney-in-fact


                                            Cactus:

WITNESSES:                                  CACTUS HYDROCARBON 1992-A LIMITED
                                            PARTNERSHIP
/s/ MARY NELL BROWNING
    Mary Nell Browning                      By:    Enron Big Piney Corp.
                                                   General Partner
/s/ CINDY WALTON
    Cindy Walton                            By:    /s/ ANDREW S. FASTOW
                                            Name:      Andrew S. Fastow
                                            Title:     Vice President


EXHIBIT "A-1"  -             Description of Deleted Leases
EXHIBIT "A-2"  -             Description of Deleted Wells
EXHIBIT "B"    -             Description of Added Leases
EXHIBIT "C"    -             Recordation Schedule-Hydrocarbon Exchange
                             Agreement

                                                        Please return to:
                                                        Crystal L. Lightfield
                                                        2500 First City Tower
                                                        1001 Fannin
                                                        Houston, Texas 77002

STATE OF COLORADO            )
                             )  ss.
COUNTY OF DENVER             )

        The foregoing instrument was acknowledged before me this 21st day of May, 1993, by D. Weaver as Agent and Attorney-in-Fact of Enron Oil & Gas Company.

        WITNESS my hand and official seal.

My Commission Expires:                             /s/ DEBBIE CHRISTY
     3-27-97                                           Debbie Christy
                                                       Notary Public



STATE OF TEXAS               ss.
                             ss.
COUNTY OF HARRIS             ss.


        On this 20th day of May, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared Andrew S. Fastow, to me personally known, who, being by me duly sworn, did say that he is the Vice President of Enron Big Piney Corp., General Partner of CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, and that the instrument was signed on behalf of said corporation, acting as General Partner of said limited partnership and that he acknowledged the instrument to be the free act and deed of the limited partnership.

                                            /s/ SUSAN LOUISE W. WADLE
                                                Susan Louise W. Wadle
                                                NOTARY PUBLIC, IN AND FOR
                                                THE STATE OF TEXAS


                                                Printed Name of Notary


                                  EXHIBIT A-1

Attached to and made a part of that certain First Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus").

                                 DELETED LEASES

                            SUBLETTE COUNTY, WYOMING
  ENRON                                                                                    LEASE
 LEASE NO.      LESSOR                   LEGAL DESCRIPTION                    DATE       RECORDING
- ----------      ------                   -----------------                    ----       ---------
0050097-000    EV-023584     TOWNSHIP 28 NORTH, RANGE 113 WEST, 6TH P.M.     6/1/48    Not Recorded
                             Section 23:  Lot 4 (27,24), W/2NW/4
                             Below 1500' above the top of the Frontier
                             formation

0050109-000    State WY-     TOWNSHIP 29 NORTH, RANGE 113 WEST, 6TH P.M.    9/16/48    Not Recorded
               07395         Section 16: E/2
                             Below 1500' above the top of the Frontier
                             formation

0050115-000    WY-04732      TOWNSHIP 28 NORTH, RANGE 113 WEST, 6TH P.M.     2/1/51    Not Recorded
                             Section 4:     Lots 7 (35.76), 8 (36.27),
                                            S/2NW/4, SW/4
                             Below 1500' above the top of the Frontier
                             formation

0050116-000    W-026038-A    TOWNSHIP 29 NORTH, RANGE 113 WEST, 6TH P.M.     2/1/50    BK 31, PG 206
                             Section 21:    E/2
                             Section 27:    NW/4NW/4
                             Section 28:    N/2NE/4
                             Below 1500' above the top of the Frontier
                             formation

0050125-000    McGinnis,     TOWNSHIP 28 NORTH, RANGE 113 WEST 6TH P.M.      7/1/46    BK2, PG 101
               Mary et al    Section 27: Resurvey Tract 48
                             From 1500' above the top of the Frontier
                             formation to the base of the Frontier
                             formation

                            LINCOLN COUNTY, WYOMING
  ENRON                                                                                    LEASE
 LEASE NO.       LESSOR                  LEGAL DESCRIPTION                    DATE        RECORDING
 ---------       ------                  -----------------                    ----        ---------
0050272-000    EV-09156-B    TOWNSHIP 26 NORTH, RANGE 113 WEST, 6TH P.M.     6/1/48     BK 17, PG 283
                             Section 5:     E/2SE/4
                             No depth limitations


                                  EXHIBIT A-2

               Attached to and made a part of that certain First Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus").

                                 DELETED WELLS
  WELL              WELL                    LEGAL                WI          NRI          WI        NRI
  NAME             NUMBER                DESCRIPTION             BPO         BPO         APO        APO
  ----             ------                -----------             ---         ---         ---        ---
SHU 65-05G      06152-00-00-1     TOWNSHIP 26 NORTH, RANGE     25.000%     20.350%     25.000%    20.3500%
                                  113 WEST, 6TH P.M.
                                  Section 5:   E/2
                                  Lincoln County, Wyoming

Tip Top Unit    06144-00-00-1     TOWNSHIP 27 NORTH, RANGE     1.4233%     1.0870%     1.4233%     1.0870%
Participating                     113 WEST 6TH P.M.
Area "B"                           Parts of Sections 5 and 6
                                  TOWNSHIP 28 NORTH, RANGE 113
                                  WEST, 6TH P.M.
                                   Portions of Sections 6-8,
                                   16, 17 and 18
                                  TOWNSHIP 28 NORTH RANGE
                                  114 WEST, 6TH P.M.
                                   Portions of Sections 1 and 12
                                   Sublette County, Wyoming


                                   EXHIBIT B

               Attached to and made a part of the certain First Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus").

                                  ADDED LEASES

                            SUBLETTE COUNTY, WYOMING
 MOBIL                                                                                  LEASE
LEASE NO.      LESSOR                LEGAL DESCRIPTION                   DATE         RECORDING
- ---------      ------                -----------------                   ----         ---------
W-2645        E-02577        TOWNSHIP 28 NORTH, RANGE 113 WEST          1/1/48      Not Available
                             6TH P.M.
                             Section 22:   Lot 2 (23.91)
                             From the surface to 1500' above
                             the top of the Frontier formation

W-2579        E-02396        TOWNSHIP 28 NORTH, RANGE 113 WEST          7/1/48      Not Available
                             6TH P.M.
                             Section 27:   Lots 2 (13.62), 3 (9.19)
                             Section 29:   W/2NW/4
                             From the surface to 1500' above the
                             top of the Frontier formation

W-2571        E-02376        TOWNSHIP 28 NORTH, RANGE 113 WEST         12/1/47       BK 31, PG 429
                             6TH P.M.
                             Section 20:   SW/4SW/4
                             From the surface to 1500' above the
                             top of the Frontier formation

W-2569        E-02287        TOWNSHIP 28 NORTH, RANGE 113 WEST          7/1/47       Not Available
                             6TH P.M.
                             Section 19:   Lots 6, 7, 8, 9, 10,
                                           11, 12, 13, 14, 15, 16 and 17
                                           From the surface to 1500' above
                                           the top of the Frontier formation

W-2568        E-02332        TOWNSHIP 28 NORTH, RANGE 113 WEST         10/1/48       Not Available
                             6TH P.M.
                             Section 30:   N/2NE/4
                             From the surface to 1500' above the
                             top of the Frontier formation

W-2566        E-02355        TOWNSHIP 28 NORTH, RANGE 113 WEST          6/1/48       Not Available
                             6TH P.M.
                             Section 30:   S/2NE/4
                             From the surface to 1500' above the
                             top of the Frontier formation

                                   EXHIBIT B
                                  (continued)

                                  ADDED LEASES

  MOBIL                                                                                 LEASE
LEASE NO.      LESSOR                LEGAL DESCRIPTION                   DATE          RECORDING
- ---------      ------                -----------------                   ----          ---------
W-2586        W-01495        TOWNSHIP 28 NORTH, RANGE 113 WEST          2/1/50       Not Available
                             6TH P.M.
                             Section 18:   Lots 11, 12, 13, 14, 15,
                                           16, 17, 18 (W/2SE/4)
                             From the surface to 1500' above the top of
                             the Frontier formation


                                   EXHIBIT C

               Attached to and made a part of that certain First Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus").


           DOCUMENT                   FILING ENTITY       RECORDING REFERENCE
           --------                   -------------       -------------------
 Hydrocarbon Exchange Agreement      Lincoln County      Book 318 PR, Page 1
 dated September 25, 1992 between                        File No. 755520
 EOG and Cactus                                          October 8, 1992

                                     Sublette County     Book 90 O&G, Page 224
                                                         File No. 238876
                                                         October 2, 1992